UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 18, 2011
Date of Earliest Event Reported: April 16, 2009

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53619	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to Report on Form 8-K/A, amends Vertex Energy, Inc.’s (the “Company’s”) original Report on Form 8-K, filed with the Commission on April 8, 2009 (the “Original Report”), and the Amendment No. 1 to such Original Report on Form 8-K, filed with the Commission on June 26, 2009 (the “First Amended Report”, and collectively the “Reports”), to include and file copies of (a) Amendment No. 5, dated as of March 31, 2009, to Amended and Restated Agreement and Plan of Merger by and among World Waste Technologies, Inc., Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin P. Cowart (the “Amended and Restated Agreement and Plan of Merger”); and (b) the Amended and Restated Certificate of Designation of Rights, Preferences and Privileges of Vertex Nevada, Inc.'s Series A Convertible Preferred Stock (the “Exhibits”) as referenced as “filed” with the Original Report, and incorporated by reference in the First Amended Report (in each case as Exhibit 2.1 and 3.2 thereto, respectively), which Exhibits were mistakenly left out of the Original Report.  This Amendment No. 2 to the Original Report also incorporates by reference the Amended and Restated Agreement and Plan of Merger and amendments one through four thereto, as described in greater detail in the Reports.

Other than amending “Item 9.01 Financial Statements and Exhibits” as set forth below, to include the Exhibits and incorporating by reference the Amended and Restated Agreement and Plan of Merger and amendments one through four thereto, and filing the Exhibits herewith, neither of the Reports is amended in connection with this Amendment No. 2 to the Original Report.  Investors are encouraged to review the Company’s latest current report (Form 8-K) and periodic report filings (Form 10-Qs and Form 10-K) with the Commission as certain of the information and disclosures set forth in the Reports, including, but not limited to the individuals who serve as certain of our officers and Directors and the terms and conditions of the Amended and Restated Certificate of Designation of Rights, Preferences and Privileges of the Company's Series A Convertible Preferred Stock, have changed since the date such Reports were originally filed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

2.1(1)
Amended and Restated Agreement and Plan of Merger by and among World Waste Technologies, Inc., Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin P. Cowart

2.2(1)
Amendment No. 1, dated December 2008, to Amended and Restated Agreement and Plan of Merger by and among World Waste Technologies, Inc., Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin P. Cowart

2.3(1)
Amendment No. 2, dated December 2008, to Amended and Restated Agreement and Plan of Merger by and among World Waste Technologies, Inc., Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin P. Cowart

2.4(1)
Amendment No. 3, dated January 28, 2009, to Amended and Restated Agreement and Plan of Merger by and among World Waste Technologies, Inc., Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin P. Cowart

2.5(1)
Amendment No. 4, dated February 2, 2009, to Amended and Restated Agreement and Plan of Merger by and among World Waste Technologies, Inc., Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin P. Cowart

2.6(2)
Amendment No. 5, dated as of March 31, 2009, to Amended and Restated Agreement and Plan of Merger by and among World Waste Technologies, Inc., Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin P. Cowart

3.1*	Articles of Incorporation (and amendments thereto) of Vertex Energy, Inc.

3.2(2)
Amended and Restated Certificate of Designation of Rights, Preferences and Privileges of Vertex Nevada, Inc.'s Series A Convertible Preferred Stock [which has since been further Amended and Restated as set forth in the Company’s Form 8-K, filed with the Commission on July 16, 2010]

3.3*	Withdrawal of Designation of the Company’s Series B Preferred Stock

3.4*	Bylaws of Vertex Energy, Inc.

4.1*	Vertex Energy, Inc., 2008 Stock Incentive Plan

10.1*	Asset Transfer Agreement

10.2*	Services Agreement

10.3*	Right of First Refusal Agreement

10.4*	Operating and Licensing Agreement

10.5*	Employment Agreement with Benjamin P. Cowart

10.6*	Employment Agreement with John Pimentel

10.7*	Employment Agreement with Matthew Lieb

10.8*	Letter Loan Agreement with Regions Bank

10.9*	Line of Credit with Regions Bank

10.10*	Security Agreement with Regions Bank

14.1*	Code of Ethics

16.1*	Letter from Stonefield Josephson, Inc.

99.1*
Audited Financial Statements of Vertex Holdings, L.P. formerly Vertex Energy, L.P. (certain assets, liabilities and operations related to its black oil division and certain assets, liabilities and operations of the refining and marketing division) for the years ended December 31, 2008 and 2007

99.2*
Unaudited Financial Statements of Vertex Holdings, L.P. formerly Vertex Energy, L.P. (certain assets, liabilities and operations related to its black oil division and certain assets, liabilities and operations of the refining and marketing division) for the three months ended March 31, 2009 and 2008

99.3*	Audited Financial Statements of Vertex Energy, Inc. as of December 31, 2008

99.4*	Unaudited Interim Financial Statements of Vertex Energy, Inc. for the three months ended March 31, 2009 and 2008

99.5*	Pro Forma Financial Statements of Vertex Energy, Inc.

99.6*	Glossary of Selected Terms

* Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Commission on June 26, 2009, and incorporated by reference herein.

(1) Filed as Appendix A to the Company’s Definitive Schedule 14A Proxy Statement, filed with the Commission on February 6, 2009, and incorporated by reference herein.

(2) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: January 18, 2011	By: /s/ Benjamin P. Cowart
Benjamin P. Cowart
Chief Executive Officer